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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Daniel Industries, Inc. of our report dated November 21, 1995 appearing on page 18 of Daniel Industries, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

Houston, Texas
October 21, 1996